UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2007

ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file Number)	Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056-6189
(Address of principal executive offices)	(zip code)

(713) 621-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The following information is disclosed pursuant to Item 5.03. - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year:
On and effective as of November 29, 2007, the Board of Directors of the Company amended Article III, Section 1 of the Company's Bylaws to revise the notice period for director nominations or proposals of business by stockholders. Under such Bylaw, as amended, notice must be received not less than 120 days prior to the date of the anniversary of the annual meeting held in the prior year. Therefore, for the Company’s 2008 Annual Meeting of Stockholders, under the amended Bylaws, the nomination and proposal deadline is January 9, 2008.

The summary of changes to the Company's Bylaws set forth above is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached to this Form 8-K as an exhibit and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Description

3(b)	Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ROWAN COMPANIES, INC.

                                                                     By: /s/ W. H. WELLS_________________
                                W. H. Wells,
                                Vice President - Finance and Chief Financial Officer

Dated: December 3, 2007

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description

3(b)	Bylaws